SMITH BARNEY
                MASSACHUSETTS MUNICIPALS FUND
                        (the "Fund")

                  Supplement to Prospectus
                   dated January 29, 1995


       Beginning  on  July  1,  1995,  dividends  from   net
investment income will ordinarily be paid by the Fund on the last Friday of each month, to shareholders of record as of the preceding Tuesday.


Supplement dated January 23, 1996

FD01082 1/96